UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2006
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction)	0-20310 (Commission File Number)	75-2379388 (IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana (Address of principal executive offices)	70058 (Zip Code)
(504) 362-4321
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on December 13, 2006, by Superior Energy Services, Inc. (the “Company”) for the sole purpose to include the financial information referred to in Items 9.01(a) and (b) below relating to the Company’s acquisition on December 12, 2006 of Warrior Energy Services Corporation (“Warrior”). Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial information.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
     Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached financial statements were omitted from disclosure contained in the Initial 8-K. Attached hereto as Exhibits 99.2 and 99.3, and incorporated herein by reference, are the required audited financial statements of Warrior for the year ended December 31, 2005 and the unaudited interim financial statements of Warrior for the nine months ended September 30, 2006 and 2005, respectively.
     (b) Pro Forma Financial Information.
     Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached pro forma financial information was omitted from disclosure contained in the Initial 8-K. Attached hereto as Exhibit 99.4, and incorporated herein by reference, are the required unaudited pro forma consolidated financial statements of the Company.
     (d) Exhibits.
23.1	Consent of Grant Thornton LLP, dated January 10, 2007.

99.2	Audited Financial Statements of Warrior Energy Services Corporation for the Year Ended December 31, 2005.

99.3	Unaudited Financial Statements of Warrior Energy Services Corporation for the Nine Months Ended September 30, 2006 and 2005.

99.4	Superior Energy Unaudited Pro Forma Condensed Consolidated Financial Information of Superior Energy Services, Inc. (incorporated herein by reference to the Company’s Current Report on Form 8-K filed December 7, 2006).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.
By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: January 10, 2007

Exhibit Index

Exhibit
Number	Description
23.1	Consent of Grant Thornton LLP, dated January 10, 2007

99.2	Audited Financial Statements of Warrior Energy Services Corporation for the Year Ended December 31, 2005.

99.3	Unaudited Financial Statements of Warrior Energy Services Corporation for the Nine Months Ended September 30, 2006 and 2005.

99.4	Superior Energy Unaudited Pro Forma Condensed Consolidated Financial Information of Superior Energy Services, Inc. (incorporated herein by reference to the Company’s Current Report on Form 8-K filed December 7, 2006).